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                                                                    Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 22, 1997 relating to the Consolidated Financial Statements of Lithium Technology Corporation and Subsidiary included in its Annual Report on Form 10-KSB for the year ended December 31, 1996.

We also consent to the reference to us under the heading "Expert" in such Registration Statement.


                                        WISS & COMPANY, LLP





Woodbridge, New Jersey
December 2, 1997